MG
    -------------
        AM


                       Morgan Grenfell SMALLCap Fund, Inc.





                         ------------------------------
                                  Annual Report
                                      1997
                         ------------------------------

                                                           TO OUR SHAREHOLDERS:


            Adetailed discussion of the Fund's performance and portfolio structure is contained in the "Review of 1997" section beginning on page four.

     For the benefit of shareholders, and especially the Fund's new shareholders, a description of the Fund's universe of investment opportunity and how our smaller capitalization equities team is structured to find these opportunities is presented below.



                                                            INVESTMENT UNIVERSE


            The Fund's investment universe is comprised of companies representing the lowest 20% of the market capitalization of all publicly-traded equities with a minimum market capitalization of $10 million. At the end of 1997, this universe represented over 6,000 companies ranging in size between $10 million and $2.5 billion.



                                                                INVESTMENT TEAM


            Morgan Grenfell Capital Management's Smaller Capitalization Equities investment team is comprised of three co-managers. Each of these portfolio managers has expertise, and stock selection responsibility, within specific sectors of the small companies market. Collectively, the team determines the allocation of the Fund's assets across sectors. The portfolio managers are supported by a team of analysts and specialized trading capability. This unique approach, which has been designed specifically for smaller company investing, provides each member of the team with beginning-to-end involvement in the investment process as well as bottom-line accountability.
     Our investment team, along with their primary economic sector responsibilities, is listed below.


   Smaller Capitalization
   Equities Team             Sector Responsibility
--------------------------   ----------------------------------
   David Baratta             Consumer/Capital Goods
   Audrey Jones              Credit Sensitive/Energy/
                             Process Industries/Transportation
   John Callaghan            Technology/Health Care

     Investment management specialization by economic sector provides the advantage of an in-depth understanding of each economic sector and industries within these sectors. This knowledge provides our team with the ability to make high-quality individual company investment decisions.

     A traditional approach to fundamental investment research represents the foundation of our investment product. Original investment research encompasses not only the financial analysis of companies, but also entails extensive travel by each member of the team to visit companies and discuss business strategies with corporate managements.

    A team approach provides the Fund with the ability to structure a broadly-diversified portfolio within the universe of smaller companies as well as the ability to shift investment emphasis among sectors.

                                                                        OUTLOOK


            The Small Cap Equity Team anticipated a narrowing of the valuation discrepancy between large caps and small caps for much of 1997. It appeared to have begun in the second and third quarters, but by year end the valuations of small stocks relative to large stocks neared the lows seen following the crash of 1987 and during the Gulf War in 1990.

     The Federal Reserve Board has maintained its steady interest rate policy while it remains vigilant to the threat of inflation. While most of the monetary policy discussion during the year focused on inflation, FRB Chairman Alan Greenspan has stated the that the Fed will be vigilant against deflation as well. A low interest rate environment coupled with a healthy domestic economy should bode well for small cap growth stocks.

     Cash flows into equity mutual funds slowed during the fourth quarter, especially into aggressive growth funds. Investors poured money into bond funds as the Asian financial crisis led to economic uncertainty and a decline in interest rates. However, the popularity of equity funds should continue as individuals assume responsibility for their own retirement planning.

     The structure of the U.S. economy, with its high level of entrepreneurial activity and venture capital backing, is expected to continue to provide investors with many attractive investment opportunities as early stage private companies shift to public ownership. Restructuring and consolidation trends create many opportunities for smaller company investors.

     Our investment strategy is to continue to find companies with above average growth rates selling at reasonable valuations. Our team will continue to focus primarily on individual stock selection with the goal of providing value-added performance relative to the universe of U.S. smaller companies.

     The outlook remains positive. Small cap growth stocks are at near historic lows relative to both large cap stocks and small cap value stocks. In addition, small cap earnings continue to produce solid earnings. However, uncertainty remains both domestically and globally as to the direction of the economy. With uncertainty, the stock market is certain to be volatile. Among individual securities, earnings disappointments continue to present the primary investment risk.

                               A REVIEW OF 1997


                                  PERFORMANCE


     At the end of 1997, the Fund's net asset value was $11.58 per-share and when adjusted for the $2.34 per-share distribution from capital gains the increase in net asset value for the year was +14.6%.
     Performance of the Fund and comparisons with the popular stock market averages are presented in the table below.



                                                Smaller Companies           Large Companies
                                            --------------------------   ----------------------
                           MG SMALLCap
                               Fund               S&P         Russell        S&P
Period                   Net Asset Value     SmallCap 600       2000         500       D.J.I.A.
---------------------   -----------------   --------------   ---------   ----------   ---------
1997                           14.6%              25.6%         22.4%        33.4%       24.7%
1996                           20.8%              21.3%         16.5%        23.0%       28.8%
1995                           41.4%              30.0%         28.4%        37.4%       36.7%
1994                           -3.5%              -4.8%         -1.8%         1.3%        4.9%
1993                            8.5%              18.8%         18.9%        10.1%       17.0%
1992                            4.0%              21.0%         18.4%         7.6%        7.4%
1991                           52.5%              48.5%         46.1%        30.5%       24.2%
1990                          -13.4%             -23.7%        -19.5%        -3.1%       -0.4%
1989                           24.6%              13.9%         16.2%        31.6%       31.6%
1988                           19.1%              19.5%         24.9%        16.5%       15.9%
Total Return
From Inception
(5/6/87-12/31/97)             235.9%             211.7%        219.4%       359.2%      373.1%

     The Morgan Grenfell SMALLCap Fund had another positive year. However, the Fund's NAV return of 14.6% underperformed the S&P 600 index return of 25.6%. The large, liquid stocks that comprise the S&P 500 index posted an even higher return of 33.4% for the year. The S&P 600 and the S&P 500 are representative of small- and large-cap companies, respectively. The overall bull market in equities stalled during the fourth quarter as the Asian financial crisis quelled investor enthusiasm.

     Small cap stocks ultimately relinquished the lead they had taken over large stocks during the second and third quarters. Similar to the first quarter, small cap growth stocks were the worst performing domestic equity asset class in the fourth quarter. The Russell 2000 Growth index of small cap growth stocks declined 8.2% for the quarter and posted an annual return of only 13.0%. In the first quarter, it was fear of inflation which induced investors' flight to large company stocks. In the fourth quarter, the Asian situation produced a different fear--deflation--but the effect was the same. Investors again sought shelter in stock with a high degree of liquidity.

                              PORTFOLIO STRUCTURE


     The following table presents the portfolio structure of the Fund by economic sector and changes in portfolio structure during 1997:



ECONOMIC                  NO.               MARKET                 %
SECTOR                 COMPANIES             VALUE             PORTFOLIO
-------------------- ------------- ------------------------- -------------
                      1996   1997      1996         1997      1996   1997   Change
                     ------ ------ ------------ ------------ ------ ------ -------
Consumer             15     19     $  18.7MM    $  23.7MM    15     20     +5
Credit Sensitive     11     10         15.5         21.1     12     17     +5
Health Care          8      14          8.4         18.5     6      15     +9
Technology           11     11         23.6         11.1     19     9      -10
Service Companies    11     9          14.8         10.8     12     9      -3
Energy               11     6          18.1         10.3     14     8      -6
Transportation       4      4           4.8          4.9     4      4      0
Process Industries   3      3           4.1          3.9     3      3      0
Capital Goods        1      1           0.6          0.1     1      1      0
-------------------- --     --     ---------    ---------    ---    ---    ---
TOTAL EQUITIES       75     77     $ 108.6MM    $ 104.4MM    86%    86     0
Cash and Cash
  Equivalents                          17.7         16.4     14%    14     0
--------------------               ---------    ---------    ---    ---    ---
TOTAL FUND                         $ 126.3MM    $ 120.8MM    100%   100%   0

     Five of the Fund's nine economic sectors posted strong, double-digit returns for the year: Credit Sensitive (+59%), Transportation (+41%), Consumer (+19%), Process Industries (+13%), and Health Care (+10%). Low interest rates and a healthy domestic economy helped these sectors. The other major sectors, Technology (+1%) and Energy (-2%), were up handsomely most of the year, but were hurt by a disappointing fourth quarter. Investors indiscriminately sold Technology stocks as the Asian crisis unfolded. Fear of a worldwide economic slowdown led investors to reduce their exposure to Energy stocks as well.

     The Fund is broadly diversified across the main sectors of the U.S. economy. As of December 31, 1997 there were 77 holdings in nine sectors. Three sectors have weightings in excess of 10%: Consumer (20%), Credit Sensitive (17%), and Health Care (15%). Cash was 14% of the Fund at year end. This weighting was a tactical, not strategic, decision as the Fund raised cash to pay out its annual dividend. The Fund aims to be fully invested. Indeed, cash was 4% of the Fund on November 30, 1997 and 5% of the Fund on January 31, 1998.

                            TWENTY LARGEST HOLDINGS
                               December 31, 1997


COMPANY                       SYMBOL   LISTED   BUSINESS FOCUS
----------------------------- -------- -------- -----------------------------------
Dime Bancorp Inc.             DME      NYSE     New York Savings Bank
American Radio Systems        AFM      NYSE     Radio Broadcasting Services
Trigon Healthcare Inc.        TGH      NYSE     Managed Health Company
USFreightways Corp.           USFC     NASDAQ   Regional Motor Carrier
LNR Property Corp.            LNR      NYSE     Real Estate Investment Management
Furniture Brands Intl. Inc.   FBN      NYSE     Residential Furniture Manufacturer
Triangle Pacific Corp.        TRIP     NASDAQ   Hardwood Flooring
Westpoint Stevens Inc.        WPSN     NASDAQ   Textile Products
Devon Energy Corp.            DVN      ASE      Oil and Gas Exploration & Prodn.
Lennar Corp.                  LEN      NYSE     Residential & Commercial Builder
Henry Schein Inc.             HSIC     NASDAQ   Health Care Products Distributor
Rental Service Corp.          RSV      NYSE     Equipment Rental Company
Garden Ridge Corp.            GRDG     NASDAQ   Speciality Home Accessories
B.J. Services Company         BJS      NYSE     Stimulation & Pumping Services
Intuit Inc.                   INTU     NASDAQ   Financial Application Software
Golden State Bancorp Inc.     GSB      NYSE     California Savings Bank
ATL Ultrasound Inc.           ATLI     NASDAQ   Medical Ultrasound Equipment
Seagull Energy Corp.          SGO      NYSE     Oil and Gas Exploration & Prodn.
Checkpoint Systems            CKP      NYSE     Electronic Security Systems
Symantec Corp.                SYMC     NASDAQ   Application and System Software

     The top twenty holdings, which represent approximately 40% of the Fund's total value, are comprised primarily of high quality emerging growth companies. At the end of 1997, the weighted average market capitalization of companies held in the Fund was $1,162 million.

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997

 COMMON STOCKS:   86.5%
------------------------------
                                                                                               MARKET
 CONSUMER:   19.7%               BUSINESS FOCUS                                  SHARES        VALUE
------------------------------   --------------------------------------------   -------     -----------
 Furniture Brands Intl. Inc.     Residential Furniture Manufacturer             125,500     $ 2,572,750
 Westpoint Stevens Inc.          Textile Products                                53,900       2,546,775
 Rental Service Corp.            Equipment Rental Company                        93,300       2,291,681
 Garden Ridge Corp.              Specialty Home Accessories                     148,840       2,120,970
 Viking Office Products          Direct Marketer of Office Products              79,700       1,738,456
 Mohawk Industries               Carpet Manufacturer                             78,700       1,726,481
 Petsmart Inc.                   Pet Supplies Retailer                          238,000       1,725,500
 Regal Cinemas Inc.              Theater Operator                                57,800       1,611,175
 Micro Warehouse Inc.            Direct Marketer of Computers                   110,900       1,545,669
 Insight Enterprises Inc.        Direct Marketer of Computers                    32,450       1,192,538
 Damark International A          Direct Marketer of General Merchandise         119,250       1,162,688
 Bally Total Fitness             Commercial Operator of Fitness Centers          47,900       1,047,813
 Equity Corp. International      Funeral Home and Cemetery Operator              44,300       1,024,438
 Scansource Inc.                 Distributor of Point of Sale Products           23,100         462,000
 Factory Card Outlet Corp.       Party Supply Superstores                        51,300         355,894
 Marketing Services Group        Direct Marketing Services                       49,600         235,600
 Genesco Inc.                    Branded Apparel                                 15,685         199,984
 Filene's Basement Corp.         Designer Discount Retailer                      44,400         177,600
 Delia's Inc.                    Direct Marketer of Youth Apparel                 1,050          23,361
                                                                                            -----------
                                                                                            $23,761,373
 CREDIT SENSITIVE:   17.4%
------------------------------
*  Dime Bancorp Inc.             New York Savings Bank                          184,900     $ 5,593,225
*  LNR Property Corp.            Real Estate Investment Management              109,000       2,575,125
 Triangle Pacific Corp.          Hardwood Flooring                               75,300       2,550,788
*  Lennar Corp.                  Residential & Commercial Builders              109,000       2,350,313
 Golden State Bancorp Inc.       California Savings Bank                         52,550       1,964,056
*  Bank United Corp.             Texas Savings Bank                              32,500       1,590,469
*  Paine Webber Group Inc.       Brokerage Company                               43,875       1,516,430
*  Long Island Bancorp           New York Savings Bank                           29,000       1,439,125
 Bank Plus Corp.                 California Savings Bank                         65,000         820,625
*  Imperial Credit Comm.         Mortgage Real Estate Investment Trust           45,400         663,974
                                                                                            -----------
                                                                                            $21,064,130
 HEALTH CARE:   15.4%
------------------------------
 Trigon Healthcare Inc.          Managed Health Company                         107,600     $ 2,811,050
 Henry Schein Inc.               Healthcare Products Distributor                 66,000       2,310,000
 ATL Ultrasound Inc.             Medical Ultrasound Equipment                    42,400       1,950,400
 Sangstat Medical Corp.          Medical Research Company                        35,400       1,433,700
*  Collagen Corp.                Biomedical Devices                              66,400       1,386,100
 Quadramed Corp.                 Health Care Management Software                 45,800       1,259,500
*  Mentor Corp.                  Medical Products                                31,000       1,131,500
 Pathogenesis Corp.              Medical Drug Development                        29,200       1,084,050
 Perrigo Company                 OTC Drug Manufacturer                           80,100       1,071,338
 Hologic Inc.                    Osteoporosis Diagnostics                        47,400         980,588
 Lincare Holdings Inc.           Outpatient/Home Respiratory Therapy             16,100         917,700
 Molecular Biosystems Inc.       Ultrasound Imaging Agents                      104,400         887,400
 Steris Corp.                    Medical Sterilization Products                  15,500         747,875
 Cytyc Corp.                     Instruments/Medical Diagnostic Application      24,100         599,487
                                                                                            -----------
                                                                                            $18,570,688
 TECHNOLOGY:   9.2%
------------------------------
 Intuit Inc.                     Financial Application Software                  50,000     $ 2,062,500
 Symantec Corp.                  Application and System Software                 83,700       1,836,169
 Cognex Corp.                    Machine Vision Manufacturer                     61,000       1,662,250
 In Focus Systems                Computer Periphery Equipment                    41,100       1,248,413
 Micrel Inc.                     Analog Power Integrated Circuits                39,500       1,106,000
 Ortel Corp.                     Fiber Optic Signal Transmission Products        46,300         729,225
 Xylan Corp.                     Networking Products/High Band Width             40,900         618,613
 Dycom Industries Inc.           Building & Maintenance of Telecom Systems       28,600         616,688
 Pinnacle Systems                Specialized Video Workstation & Software        21,400         521,625
 Cree Research Inc.              Silicon Carbide Electronic Devices              22,700         425,623
 Intest Corp.                    Electronic Measurement Instruments              38,500         269,500
                                                                                            -----------
                                                                                            $11,096,606

                                                                                                  MARKET
 SERVICE COMPANIES:   9.0%        BUSINESS FOCUS                                    SHARES         VALUE
-------------------------------   ----------------------------------------------   -------     ------------
 American Radio Systems           Radio Broadcasting Services                       52,800     $  2,814,900
 Checkpoint Systems               Electronic Security Systems                      105,000        1,837,500
 Philip Services Corp.            Metal Recovery and Processing Services           101,083        1,453,068
*  Comsat Corp.                   Satellite Communications Services                 55,700        1,350,725
 Envoy Corp.                      Electronic Interchange Data Service               43,700        1,272,763
 Consolidation Capital            Conglomerate of Service Businesses                45,400          922,188
 NUCO2 Inc.                       Bulk CO2 Services                                 42,450          466,950
 Armor Holdings                   Security Services and Equipment                   37,000          411,625
 Imagemax Inc.                    Integrated Document Management Solutions          28,500          288,562
                                                                                               ------------
                                                                                               $ 10,818,281
 ENERGY:   8.5%
-------------------------------
*  Devon Energy Corp.             Oil and Gas Exploration & Production              65,800     $  2,533,300
 B.J. Services Company            Stimulation and Pumping Services                  29,000        2,086,186
 Seagull Energy Corp.             Oil and Gas Exploration & Production              91,700        1,891,312
*  Lomak Petroleum Inc.           Oil and Gas Exploration & Production              92,100        1,496,624
 Marine Drilling Co. Inc.         Offshore Drilling Contractor                      69,400        1,440,050
*  Camco International Inc.       Oil Field Services and Equipment                  12,800          815,200
                                                                                               ------------
                                                                                               $ 10,262,672
 TRANSPORT:   4.0%
-------------------------------
*  USFreightways Corp.            Regional Motor Carrier                            80,700     $  2,622,750
*  ASA Holdings Inc.              Air Carrier                                       45,300        1,288,219
*  Royal Caribbean Cruises        Cruise Line                                       16,200          863,663
 Dynamex Inc.                     Same-Day Delivery Services                         6,950           78,188
                                                                                               ------------
                                                                                               $  4,852,820
 PROCESS:   3.2%
-------------------------------
*  P.H. Glatfelter Company        Paper Manufacturer                                78,000     $  1,452,750
*  Bowater Inc.                   Newsprint and Paper Producer                      30,800        1,368,675
*  Rayonier Inc.                  Forest Products & Specialty Pulp                  24,200        1,030,013
                                                                                               ------------
                                                                                               $  3,851,438
 CAPITAL GOODS:   0.1%
-------------------------------
 Brunswick Technologies           Producer of Engineered Reinforcement Fabrics      10,800     $    157,950
                                                                                               ------------

 TOTAL COMMON STOCKS:   86.5%     (Cost $81,681,868)                                           $104,435,958

 COMMERCIAL PAPER:   13.5%
-------------------------------
 American Express Corp.           (Cost $16,373,000)                                           $ 16,373,000
                                                                                               ------------


 TOTAL INVESTMENTS:   100.0%      (Cost $98,054,868)                                           $120,808,958
                                                                                               ============


*Income producing security.


                See accompanying notes to financial statements

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1997


Assets:
Investment in securities at market value,
  cost $98,054,868; (including cash equivalents of $16,373,000)         $120,808,958
Receivables:
 Investment securities sold                                                1,612,315
 Accrued income                                                               33,342
                                                                        ------------
Total assets                                                            $122,454,615
Liabilities:
Capital gain distributions payable                                      $ 19,889,321
Payable for investment securities purchased                                  133,689
Payable for shares repurchased                                               577,604
Accrued expenses                                                             240,798
                                                                        ------------
Total liabilities                                                       $ 20,841,412
                                                                        ------------
Net assets                                                              $101,613,203
                                                                        ============
Net assets:
Common stock; $0.01 par value; 8,774,196 shares outstanding;
  150,000,000 shares authorized                                         $     87,742
Treasury Stock (cost of 314,500 shares) (note 3)                          (3,883,946)
Capital in excess of par value                                            86,687,434
Net unrealized appreciation of investments                                22,754,090
Undistributed net capital gains                                           (4,032,117)
                                                                        ------------
Net assets applicable to 8,774,196 shares outstanding of beneficial
  interest                                                              $101,613,203
                                                                        ============
Net asset value per share as of the close of business on
  December 31, 1997                                                     $      11.58
                                                                        ============

                See accompanying notes to financial statements

                            STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1997


Investment Income:
 Interest                                                   $  516,041
 Cash dividends                                                351,749
                                                            ----------
Total Investment Income                                                      $    867,790
Expenses:
 Investment advisory fees (note 2)                          $1,169,641
  Shareholder relations                                        199,774
  Custodian and transfer agent fees                             85,961
  Regulatory fees                                               27,953
  Legal fees                                                    57,120
  Audit fees                                                    35,349
  Directors' fees and expenses                                  29,886
  Miscellaneous                                                 15,286
  Insurance                                                      9,122
                                                            ----------
Total Expenses                                                               $ (1,630,092)
                                                                             ------------
Net investment loss                                                          $   (762,302)
Realized and unrealized gain on investments:
 Proceeds from sales                                                         $139,650,823
 Less cost of securities sold                                                 122,906,796
                                                                             ------------
 Net realized gain on investments                                            $ 16,744,027
 Unrealized appreciation:
  Beginning of year                                                          $ 23,860,143
  End of year                                                                  22,754,090
                                                                             ------------
Net decrease in unrealized appreciation on investments                       $ (1,106,053)
Net realized and unrealized gain on investments                              $ 15,637,974
                                                                             ------------
Net increase in net assets resulting from operations                         $ 14,875,672
                                                                             ============

                See accompanying notes to financial statements


                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended December 31, 1997 and 1996


                                                                     1997               1996
                                                                     ----               ----
Increase in net assets resulting from operations:
 Net investment loss                                        $    (762,302)     $    (565,932)
 Net realized gain on investments                              16,744,027         15,656,292
 Net change in unrealized appreciation                         (1,106,053)         4,187,940
                                                            -------------      -------------
  Net increase in net assets resulting from operations      $  14,875,672      $  19,278,300
Distributions from net realized gains                         (20,525,524)       (14,540,694)
Net proceeds from shares sold and reinvested                       11,029         32,614,827
Cost of shares redeemed                                                --           (618,155)
Cost of treasury shares purchased                              (3,883,946)                --
                                                            -------------      -------------
 Net (decrease)/increase in net assets                      $  (9,522,769)     $  36,734,278
Net assets:
Beginning of year                                             111,135,972         74,401,694
                                                            -------------      -------------
End of year                                                 $ 101,613,203      $ 111,135,972
                                                            =============      =============

                 See accompanying notes to financial statements

                NOTES TO FINANCIAL STATEMENTS December 31, 1997



1. Significant Accounting Policies
     Morgan Grenfell SMALLCap Fund, Inc. (the "Fund") was organized as a Maryland corporation on January 16, 1987 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund commenced operations on May 6, 1987.
     The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP").
     Portfolio valuation: Securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale price on the last business day of the year. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the average bid and asked prices on that date. Commercial paper is carried at cost, which approximates market.
     Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
     Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of income and securities profits (after application of net capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.
     On the statement of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains on investments under Federal income tax rules and regulations versus GAAP, a reclassification has been made to decrease undistributed net capital gains and increase undistributed net investment loss in the amount of $762,302. In addition ($3,197,739) was reclassified from undistributed net capital gains to capital in excess of par value.
     Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of increase and decrease in assets from operations during the reporting period. Actual results could differ from those estimates.


2. Investment Advisory Fee and Other Transactions with Affiliates
     The Fund pays advisory fees for investment and advisory services to Morgan Grenfell Capital Management Inc. ("MGCM"), a wholly-owned subsidiary of Morgan Grenfell PLC. Under the terms of the investment advisory agreement, the management fee is calculated at an annual rate of one percent of the Fund's average daily net assets.
     Certain individuals who are officers or directors, or both, of the Fund are also officers or directors, or both, of MGCM.


3. Capital Share Transactions
     Treasury Stock
     In December 1997, 314,500 of the Fund's shares of common stock were purchased on the open market at a total cost of $3,883,946 in connection with the Fund's Dividend Reinvestment Plan. These shares are reflected in the financial statements of the Fund as Treasury Shares.
     During 1997, 1996, 1995, 1994, 1992 and 1990 the Fund issued 764, 372,578,
256,925, 103,447, 441,639 and 229,642 shares, respectively, under the dividend reinvestment plan.


4. Investment Transactions
     The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 1997, excluding short-term investments, were $122,906,796 and $139,650,823, respectively. At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes.

5. Dividend Reinvestment Plan
     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all dividends from net investment income and/or all capital gain distributions will be reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Registered shareholders are deemed to participate in the Plan unless they elect to receive all dividends from net investment income and/or all capital gains distributions in the form of cash. Each registered shareholder at the time of purchase will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gain distributions in the form of a stock dividend. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker should contact such broker or nominee to elect to participate in the Plan or to receive their distributions in cash.
     Participating shareholders will receive dividends from net investment income and/or all capital gain distributions in additional shares issued by the Fund if the shares are trading at a premium; i.e., the net asset value ("NAV") is less than the then-current market price. In such event, the number of additional shares to be issued by the Fund will be determined by valuing such shares at the higher of (i) their net asset value or (ii) 95% of the market price. If shares of the Fund are trading at a discount; i.e., the NAV exceeds the then-current market price, the Plan Agent will, as agent for the participants, apply such dividends or distributions to purchase shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. In such case, the price of the shares to each participating shareholder will be the average market price at which such shares were purchased under the direction of the Plan Agent. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices below net asset value, and, in such event, the Fund itself may in its discretion issue the required shares at net asset value. There will be no brokerage charges for shares directly issued by the Fund; however, brokerage commissions incurred on open market purchases will be borne pro rata by each participant. There is no direct service charge to participants in the Plan; the fees of the Plan Agent will be borne by the Fund. However, the Fund reserves the right to amend the Plan to include such a charge payable by the participants or for other reasons.
     Participants in the Plan may elect to withdraw from the Plan at any time upon written notice to the Plan Agent and thereby elect to receive all distributions from net investment income in cash and/or all capital gain distributions either in the form of a stock dividend or in cash. The written notice will not be effective with respect to distributions made within seven days of its receipt by the Plan Agent. If notice is received after a record date, a shareholder's request will be completed after the determination of shares for that dividend has been credited to the shareholder's account. Dividends and capital gain distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of dividends and capital gain distributions will not relieve participants of liability for any U.S. income tax that may be payable (or required to be withheld) on such dividends or distributions. Additional information about the Plan is available by calling the Plan Agent's Shareholder Relations Department at 1-800-432-8224.


6. Federal Income Tax Information (unaudited)
     For the calendar year ended December 31, 1997, 2.6028% of the ordinary income dividend paid by the Fund qualified for the Corporate Dividends Received Deduction.

                           SUPPLEMENTARY INFORMATION
                             Financial Highlights

     Contained below is per-share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets, and other supplemental data for the ten years ended December 31, 1997, and for the period May 6, 1987 (commencement of operations) through December 31, 1987. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.




                                                                             Years Ended December 31
                                                        -----------------------------------------------------------
                                                           1997             1996            1995             1994
                                                        ----------        --------        --------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 12.23         $ 12.31         $  10.21        $  11.85
 Net investment loss                                        ( 0.09)         ( 0.06)         ( 0.00)          ( 0.07)
 Net gain/(loss) on securities
  (realized and unrealized)                                 1.78            2.18              4.23           ( 0.34)
                                                        ----------        --------        --------        ---------
Total from investment operations                          $  1.69         $  2.12         $   4.23        $   (0.41)
Less distributions:
 Distributions from capital gains                           ( 2.34)         ( 1.60)         ( 2.13)          ( 1.23)
                                                        ----------        --------        --------        ---------
Total distributions                                       $  (2.34)       $  (1.60)       $  (2.13)       $   (1.23)
                                                        ----------        --------        --------        ---------
Dilution due to rights offering                                 --          ( 0.60)             --               --
                                                        ----------        --------        --------        ---------
Net asset value, end of period                            $ 11.58         $ 12.23         $  12.31        $  10.21
                                                        ==========        ========        ========        =========
Market value per share, end of period                     $ 11.125        $ 10.50         $ 12.625        $   8.875
TOTAL INVESTMENT RETURN:
Based on net asset value per share                        +14.6           +20.8            +41.4   %          -3.5  %
Based on market value per share                           +28.5           +17.5            +42.3   %          -7.1  %
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                    1.42   %        1.76   %         1.51  %          1.52  %
Net investment income (loss)                              ( 0.66   %)     ( 0.57   %)      ( 0.03  %)       ( 0.59  %)
SUPPLEMENTAL DATA:
Net assets at end of year (000 omitted)                 $  101,613      $  111,135       $  74,402        $  59,093
Average net assets during year (000 omitted)            $  114,953      $   99,372       $  72,202        $  66,064
Portfolio turnover                                             101%            162%            110%             105%
Average commission per share**                          $   0.0837      $   0.1046              --               --
Total debt outstanding at end of year (000 omitted)            -0-             -0-             -0-              -0-
Asset coverage per $1000 of debt (000 omitted)              N/A             N/A             N/A              N/A

 * Annualized.
** In the fiscal year beginning January 1, 1996, the Fund is required to disclose average commission per share for the purchase and sale of investment securities.


                                                                                                     May 6, 1987
                                     Years Ended December 31                                        commencement of
------------------------------------------------------------------------------------------------- operations) through
      1993             1992             1991             1990             1989            1988         12/31/87
----------             ----             ----             ----             ----            ----         --------

  $ 11.97         $  12.30          $   8.70        $  10.80          $   8.87        $   7.45        $  9.27
    ( 0.08)          ( 0.09)          ( 0.10)          ( 0.11)          ( 0.11)         ( 0.11)       ( 0.16)
      1.10            0.58              4.67           ( 1.34)            2.29            1.53        ( 1.66)
----------        ---------         --------        ---------         --------        --------        --------
  $  1.02         $   0.49          $   4.57        $   (1.45)        $   2.18        $   1.42        $ (1.82)
    ( 1.14)          ( 0.82)          ( 0.97)          ( 0.65)          ( 0.25)             --            --
----------        ---------         --------        ---------         --------        --------        --------
  $  (1.14)       $   (0.82)        $  (0.97)       $   (0.65)        $  (0.25)       $   0.00        $  0.00
----------        ---------         --------        ---------         --------        --------        --------
        --               --               --               --               --              --            --
----------        ---------         --------        ---------         --------        --------        --------
  $ 11.85         $  11.97          $  12.30        $   8.70          $  10.80        $   8.87        $  7.45
==========        =========         ========        =========         ========        ========        ========
  $ 10.875        $  12.250         $ 12.875        $   8.750         $  9.625        $  7.375        $  6.000
     +8.5  %         +4.0   %        +52.5   %         -13.4  %        +24.6   %       +19.1   %       -19.7  %
     -1.9  %         +1.5   %        +58.0   %          -2.2  %        +34.2   %       +22.9   %       -40.0  %
      1.39%           1.44  %          1.79  %          2.01  %          2.13  %         2.56  %      4.32% *
    ( 0.74%)        ( 0.83  %)       ( 0.85  %)       ( 1.05  %)       ( 1.10  %)      ( 1.30  %)     (1.80%) *
  $ 67,321        $  68,013        $  64,461        $  45,581        $  54,136       $  44,462        $37,316
    69,048        $  64,644        $  58,900        $  51,121        $  50,522       $  43,422        $44,062
        89%              89%              70%              75%              80%             83%           98%*
        --               --               --               --               --              --            --
       -0-              -0-        $   1,060        $   1,724        $   2,324       $   2,868        $ 3,360
    N/A              N/A           $  60.8          $  26.4          $  23.3         $  15.5          $ 11.1

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders
Morgan Grenfell SMALLCap Fund, Inc.:



     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Grenfell SMALLCap Fund, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1997, and the financial highlights for each of the years in the ten-year period ended December 31, 1997 and for the period May 6, 1987 (commencement of operations) through December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Grenfell SMALLCap Fund, Inc., as of December 31, 1997, the result of its operations for the year then ended, changes in its net assets for each of the years in the two-year period ended December 31, 1997 and the financial highlights for each of the years in the ten-year period ended December 31, 1997, and for the period May 6, 1987 (commencement of operations) through December 31, 1987, in conformity with generally accepted accounting principles.






                                                          KPMG PEAT MARWICK LLP



New York, New York
February 13, 1998

Morgan Grenfell Capital Management, Inc. (the Advisor to the Morgan Grenfell SMALLCap Fund) is a subsidiary of Morgan Grenfell Asset Management Limited
(MGAM), which in turn is a subsidiary of Deutsche Morgan Grenfell (DMG) and is responsible for the Deutsche Bank Group's institutional investment management activities worldwide. Morgan Grenfell was founded in 1838 and is one of the UK's leading merchant banks and asset management groups. Since 1990, Morgan Grenfell has been a wholly-owned subsidiary of Deutsche Bank, AG, one of the largest financial institutions in the world. Currently MGAM manages in excess of $140 billion for a wide range of pension, corporate, insurance, local authority, government and private clients from more than 40 countries worldwide.


Shares of the Morgan Grenfell SMALLCap Fund are traded on the New York Stock Exchange under the symbol "MGC."

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.


                        SHAREHOLDER INFORMATION SERVICE
     Information regarding the Fund's net asset value is available by calling 1-800-888-8060. The Fund's net asset value is reported each week in The Wall Street Journal and Barron's.



                              THE BANK OF NEW YORK
                                 1-800-524-4458


                        Address Shareholder Inquires To:
                     Shareholder Relations Department - 11E
                                 P.O. Box 11258
                             Church Street Station
                               New York, NY 10286


                  E-Mail Address: Shareowner-svcs@bankofny.com


                 The Bank of New York's Stock Transfer Website:
                           http://stock.bankofny.com


             Send Certificates For Transfer and Address Changes To:
                      Receive and Deliver Department - 11W
                                 P.O. Box 11002
                             Church Street Station
                               New York, NY 10286

MORGAN GRENFELL
SMALLCap FUND                       DIRECTORS AND OFFICERS
---------------------------------------------------------------------
Michael Bullock                     Audrey M.T. Jones
CHAIRMAN AND DIRECTOR               EXECUTIVE VICE PRESIDENT
Chief Investment Officer            Executive Vice President
Morgan Grenfell Asset               Morgan Grenfell Capital
 Management, Ltd.                    Management, Inc.

James E. Minnick                    Joan A. Binstock
PRESIDENT AND DIRECTOR              TREASURER
President                           Executive Vice President
Morgan Grenfell Capital             Chief Operating Officer
 Management, Inc.                   Morgan Grenfell Capital
                                     Management, Inc.
Robert E. Greeley
DIRECTOR                            James A. Capezzuto
President                           SECRETARY
Page Mill Asset Management Ltd.     Legal Officer
                                    Morgan Grenfell Capital
Joseph J. Incandela                  Management, Inc.
DIRECTOR
Partner/Managing Director           INDEPENDENT AUDITORS
Thomas H. Lee Co.                   KPMG Peat Marwick, LLP
                                    757 Third Avenue
Richard D. Wood                     New York, NY 10017
DIRECTOR
Consultant                          TRANSFER AGENT & CUSTODIAN
                                    The Bank of New York
                                    101 Barclay Street
David A. Baratta                    New York, NY 10154
EXECUTIVE VICE PRESIDENT
Executive Vice President            INVESTMENT ADVISOR
Morgan Grenfell Capital             Morgan Grenfell Capital
 Management, Inc.                    Management, Inc.
                                    885 Third Avenue
                                    32nd Floor
                                    New York, NY 10022